Exhibit 10.13

SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED
LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This Seventh Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents (this "Amendment") is entered into as of June 30, 2016, by i3 VERTICALS, LLC ("i3"), a Delaware limited liability company; CP-TOPS, LLC ("CP-TOPS"), a Delaware limited liability company; CP-USDC, LLC ("CP-USDC"), a Delaware limited liability company; CP-PS, LLC ("CP-PS"), a Delaware limited liability company; CP-APS, LLC ("CP-APS"), a Delaware limited liability company; CP-DBS, LLC ("CP-DBS"), a Delaware limited liability company, i3 VERTICALS MANAGEMENT SERVICES, INC. ("i3 Management"), a Delaware corporation, i3-RS, LLC ("i3-RS"), a Delaware limited liability company, i3-EZPAY, LLC, a Delaware limited liability company ("i3-EZ"), i3-LL, LLC, a Delaware limited liability company ("i3-LL"), i3-PBS, LLC, a Delaware limited liability company ("i3-PBS"), i3-INFIN, LLC, a Delaware limited liability company ("i3-Infin"), i3-BP, LLC, a Delaware limited liability company ("i3-BP"), i3-Axia, LLC, a Delaware limited liability company ("i3-Axia"), and i3-Randall, LLC, a Delaware limited liability company ("i3-Randall") (i3, CP-TOPS, CP-USDC, CP-PS, CP-APS, CP-DBS, i3 Management, i3-RS, i3-EZ, i3-LL, i3- PBS, i3-Infin, i3-BP, and i3-Axia are the "Existing Borrowers," and the Existing Borrowers and i3-Randall are, collectively, "Borrowers"); CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P. ("CCSD I"), a Delaware limited partnership; CCSD II, L.P. ("CCSD II"), a Delaware limited partnership; HARBERT MEZZANINE PARTNERS III, L.P. ("Harbert"), a Delaware limited partnership (together with CCSD I and CCSD II, collectively "Lenders"); and CCSD I, in its capacity as Collateral Agent for Lenders, as provided in the Loan Agreement described below ("Collateral Agent").

RECITALS:

A.    Lenders, Collateral Agent, and the Existing Borrowers previously executed that First Amended and Restated Loan Agreement dated as of January 9, 2015, as amended by that First Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of April 23, 2015, as further amended by that Second Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of June 25, 2015, as further amended by that Third Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of August 11, 2015, as further amended by that Fourth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of January 11, 2016, as further amended by that Fifth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of April 29, 2016, and as further amended by that Sixth Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents dated as of May 12, 2016 (as amended, the "Loan Agreement"); and

B.    i3-Randall has recently been formed as a wholly-owned subsidiary of i3 and wishes to join the Loan Agreement and certain other Loan Documents (as defined in the Loan Agreement) as an additional Borrower or other appropriate party; and

C.    Lenders are the holders of the Warrants (as defined in the Loan Agreement); and

D.    The parties hereto wish to amend the Loan Agreement and other Loan Documents and to waive certain rights under the Warrants;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Definitions and Rules of Construction. As used in this Amendment, capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, and the rules of construction applicable to the Loan Agreement shall apply to this Amendment.

2.     Joinder of i3-Randall. i3-Randall hereby joins in (i) the Loan Agreement as a "Borrower," (ii) the Term Loan Notes as a "Maker," (iii) that Security Agreement dated as of August 14, 2013, by and among Existing Borrowers and Collateral Agent (the "Security Agreement") as a "Debtor," and all such documents are hereby amended to include i3-Randall as a party thereto. i3-Randall further (i) agrees to make all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents to which it is joined as of the date hereof; (ii) grants to Collateral Agent, for the benefit of Lenders, pursuant to the terms and provisions of the Loan Agreement and the Security Agreement, a valid and enforceable security interest in and to all of its assets constituting Collateral (as defined in the Security Agreement), free and clear of all Encumbrances except as otherwise provided in the Loan Agreement; and (iii) agrees that it hereby assumes, and is a direct obliger primarily liable for, all of the Obligations, whether now or hereafter arising. Without limiting the foregoing, i3-Randall agrees that it shall be jointly and severally liable with Existing Borrowers and any other Borrower for all liabilities and obligations of each such Borrower to Collateral Agent and Lenders irrespective of when such liabilities or obligations first arose under the Loan Agreement or the other Loan Documents. In furtherance of the foregoing, i3-Randall agrees to execute and/or deliver to Collateral Agent such additional loan documents, security instruments, UCC financing statements, and other documents, instruments, certificates or agreements as Collateral Agent may reasonably request to give effect to this joinder of i3-Randall.

3.    i3-Randall Acquisition. Borrowers represent, warrant, and agree that (i) the acquisition by i3-Randall of assets pursuant to that certain Asset Purchase Agreement (the "i3-Randall Acquisition Agreement") dated as of June 30, 2016, by and among i3-Randall, Randall Data Systems, Inc., Brian McNett, and Kimberly McNett qualifies as and constitutes a Permitted Acquisition, and all of the conditions set forth in the definition of Permitted Acquisition have been satisfied within the time periods specified therein (or within such shorter time periods as Lenders have permitted), (ii) all contingent consideration payable under the i3-Randall Acquisition Agreement, including under Article III thereof, constitutes Contingent Consideration under the Loan Agreement, and (iii) no Borrower is issuing a Seller Note in connection with such acquisition.

4.    Updating of Schedules. Borrowers hereby reaffirm the warranties and representations made in Article 5 of the Loan Agreement as true and correct given as of the date hereof, subject to (i) matters therein that were expressly disclosed as of a particular date other than the Closing Date, and (ii) the matters disclosed in the updated complete set of Schedules to the Loan Agreement attached hereto as Exhibit A.

5.    Consent to Amendment of LLC Agreement. Lenders hereby consent to the amendment of i3's limited liability company agreement pursuant to that Second Amendment to the Third Amended and Restated Limited Liability Company Agreement of i3-Verticals, LLC attached hereto as Exhibit B.

6.    Consent to Certain Matters Regarding Issuance of Equity. Lenders hereby consent to the issuance by i3 of Equity Interests as described in and on the terms and conditions provided in the equity subscription and closing documents attached hereto as Exhibit C.

7.    Borrowers' Release. Borrowers hereby release Lenders and Collateral Agent from any claim, defense, or right of setoff, known or unknown, that any Borrower may have against any of them as of the execution of this Amendment; provided, however, to avoid doubt, Lenders and Collateral Agent are not released from their future obligations under the Loan Documents.

8.    Borrowers' Affirmations. Borrowers acknowledge, warrant, and represent that (i) pursuant to the Loan Documents, their obligations to repay the Obligations are absolute and unconditional, and there exists no right of deduction, setoff, recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations, (ii) the Loan Documents are valid and enforceable against Borrowers in accordance with their terms (subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws) and grant valid and perfected security interests and liens in the collateral described therein with the priority required by the Loan Documents, and (iii) no Default or Event of Default presently exists under the Loan Documents.

9.    Expenses. Borrowers agree to pay any and all costs and expenses (including, without limitation, reasonable attorneys' fees and recording fees) incurred by Collateral Agent and Lenders and arising out of or relating to the preparation and negotiation of this Amendment and the matters contemplated hereby.

10.    Construction of Agreement. Except as expressly provided herein, the Loan Documents remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to (i) impair the validity, perfection, or priority of any security interest granted therein, or (ii) waive or impair any rights, powers, or remedies of Lenders or Collateral Agent under the Loan Documents.

11.    Assignment. This Amendment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrowers, Collateral Agent, and Lenders, except that Borrowers may not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lenders. Any attempted assignment or delegation without the required prior consent shall be void.

12.    Entire Agreement. This Amendment and the other written agreements among the parties represent the entire agreement of the parties concerning the subject matter hereof, and all oral discussions and prior inconsistent agreements are merged herein. In the event of an inconsistency between this Amendment and the provisions of the other Loan Documents, the provisions of this Amendment shall control.

13.    Notices. Any communications concerning this Agreement or the Obligations shall be addressed as provided in the Loan Documents, except that the address for notices to CCSD I and CCSD II shall be revised as follows:

c/o Capital Alignment Funds
40 Burton Hills Blvd., Suite 250
Nashville, TN 37215
Attn: R. Burton Harvey
Email: bharvey@capfunds.com

14.    Applicable Law. This Amendment shall be governed by the substantive laws (excluding conflicts principles) of the State of Tennessee.

15.     Jurisdiction; Venue; Waiver of Jury Trial; Etc. All matters of jurisdiction, venue, waiver of jury trial, and other general matters shall be determined as provided in the Loan Agreement.

16.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and may be delivered electronically by facsimile or .pdf image.

[ signature pages follow]

This Seventh Amendment to First Amended and Restated Loan Agreement and Omnibus Amendment to Loan Documents is dated as of the date first written above.

BORROWERS:

I3 VERTICALS, LLC
CP-TOPS, LLC
CP-USDC, LLC
CP-PS, LLC
CP-APS, LLC
CP-DBS, LLC
i3 VERTICALS MANAGEMENT SERVICES, INC.
i3-RS, LLC
i3-EZPAY, LLC
i3-LL, LLC
i3-PBS, LLC
i3-INFIN, LLC
i-BP, LLC
i3-AXIA, LLC
i3-RANDALL, LLC

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Clay Whitson, Chief Financial Officer and Secretary

[Signatures to Seventh Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

COLLATERAL AGENT:

CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P.

By:	CCSD GP, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

LENDERS:

CCSD II, L.P.

By:	CCSD GP II, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

CLARITAS CAPITAL SPECIALTY DEBT FUND, L.P.

By:	CCSD GP, LLC, its General Partner

	By:	/s/ R. Burton Harvey
	Name:	R. Burton Harvey
	Title:	Managing Partner

[Signatures to Seventh Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

HARBERT MEZZANINE PARTNERS III, L.P.

By:	HMP III GP, LLC, Its General Partner

	By:	Harbert Mezzanine Partners III GP, LLC, its Sole Manager

		By:	Harbert Mezzanine Manager III, Inc., its Sole Manager

			By:	/s/ John C. Harrison
			Name:	John C. Harrison
			Title:	VP

[Signatures to Seventh Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

EXHIBIT A

[Schedules updated to reflect the joinder of i3-Randall to the Loan Agreement and certain other Loan Documents.]

EXHIBIT B

Amendment to LLC Agreement

[Schedule/Exhibit to Seventh Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

SECOND AMENDMENT TO THE
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
i3 VERTICALS, LLC

THIS AMENDMENT to the Third Amended and Restated Limited Liability Company Operating Agreement of i3 Verticals, LLC (the "LLC Agreement"), is made in accordance with the terms of the LLC Agreement effective June 30, 2016.

WHEREAS, i3 Verticals, LLC, a Delaware limited liability company (the "Company"), established the LLC Agreement effective January 15, 2014 and, effective November 14, 2014, amended the LLC Agreement by approval of its Board of Directors (the "Board") and its Class A Preferred Members (the "Members") in accordance with the terms of the LLC Agreement;

WHEREAS, the Board and the Members desire to amend the LLC Agreement to (i) revise certain defined terms and provisions in order to accommodate the issuance of Class A Preferred Units that has been authorized by the Board; (ii) to provide for a total of seven members of the Board; (iii) provide for a total of two "Independent Directors" as such term is defined in the LLC Agreement; and (iv) to substitute the term "Class A Directors" for the term "Independent Directors" as used in the LLC Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Members and the Company hereby agree to the amendment of the LLC Agreement as follows:

I.    The definition of "Class A Original Issue Price" is restated as follows:

"Class A Original Issue Price" means: (i) $1.00 per Class A Unit that was issued prior to the amendment of the LLC Agreement on June 30, 2016; (ii) $3.23 per Class A Unit with respect to Class A Units issued pursuant to a subscription dated on or about June 30, 2016; and (iii) with respect to all other Class A Units, the value agreed upon in writing by a Member and the Company. The Class A Original Issue Price is subject to appropriate adjustment in the event of any Unit dividend, Unit split, combination or other similar recapitalization with respect to the Class A Units.

II.    The definition of "Class A Unreturned Capital" is restated as follows:

"Class A Unreturned Capital" means, with respect to each Class A Unit, an amount equal to the Class A Original Issue Price (as adjusted for any Unit dividends, combinations, splits, reclassification and the like with respect to the Class A Units) of such Class A Unit, reduced by the cumulative distributions made with respect to such Class A Unit pursuant to Section 4.2(a)(ii).

III.    The Term "Independent Director" under Cross References is restated as "Class A Director."

IV.    Section 5.l(b) is restated as follows:

(b)    Number of Directors. Effective June 30, 2016, the number of directors which will constitute the entire Board will be seven. Directors need not be Members of the Company.

V.    The following sentence is be added to the end of Section 5.l(c)(i):

Effective June 30, 2016, R. Burton Harvey and David M. Wilds shall serve as the FAP Directors.

VI.    Section 5.l(c)(iv) is restated as follows:

(iv)    Effective June 30, 2016, the Members holding a majority of the Class A Units and Warrant Units issuable upon the exercise of the 2013 Mezzanine Lender Warrants, voting together as a single class, will be entitled to designate and elect two (2) members of the Board ( each an "Class A Director" and collectively the "Class A Directors"). The Class A Directors will each serve until such time that his or her successor is elected and qualified. Any Class A Director may only be removed, with or without cause, by the Members holding a majority of the Class A Units and Warrant Units issuable upon exercise of the 2013 Mezzanine Lender Warrants, voting together as a single class. As of June 30, 2016, Clay Whitson and Hayes Bryant shall serve as Class A Directors.

The LLC Agreement, as amended by this Amendment, is hereby ratified and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned authority has executed this Amendment on this 30th day of June, 2016.

i3 VERTICALS, LLC

/s/ Clay Whitson
Clay Whitson, Chief Financial Officer

EXHIBIT C

Equity Issuance Documents

[Schedule/Exhibit to Seventh Amendment to First Amended and Restated Loan Agreement
and Omnibus Amendment to Loan Documents]

i3 VERTICALS, LLC
Class A Closing Statement
June 2016

This Closing Statement is executed as of June 29, 2016, by i3 Verticals, LLC, a Delaware limited liability company
(the "Company").

The Company and certain other parties (the "Investors") have executed and delivered one or more Subscription Agreements (each a "Subscription Agreement") with respect to the purchase by the Investors of shares of the Company's Class A Units (the "Units") for a price of $3.23 per Unit. Pursuant to the Subscription Agreements, the Investors have agreed to purchase from the Company and the Company has agreed to issue and sell to the Investors, at the applicable closing an aggregate of 309,975.232198140 Units. The Company desires hereby to memorialize the manner in which the purchase price for each Unit will be paid at each closing.

i3 Verticals, LLC Aggregation Account Wiring Instructions

Bank Name:	First Bank
Bank Address:	211 Commerce Street, Suite 300 Nashville, TN 37219

Account Name:	i3 Verticals, LLC Aggregation Account

ABA#/Routing #:	084307033
Account #:	86847310
Address:	40 Burton Hills Blvd, Suite 415 Nashville, TN 37215
Contact:	Phena Grimes at 615-313-0497, or Carlos Muruas at 615-687-1298

Class A Units Purchases (3.23/Unit)
Investor Name	Number of Units	Total Unit Price	Method of Payment	Payment Receipt
James Stephen Turner, Jr.	30,959.752321981	$100,000	Cash
Katherine Rose Turner 1997 Grandchild Trust	61,919.504643963	$200,000	Cash
James Stephen Turner III 2000 Grandchild Trust	61,919.504643963	$200,000	Cash
7/6 Investment Partnership LP	464,396.284829721	$1,500,000	Cash
David M. Wilds	154,798.761609907	$500,000	Cash
Greg S. and Collie F. Daly	309,597.523219814	$1,000,000	Cash
Greg S. and Collie F. Daily	309,597.523219814	$1,000,000	Note Conversion
HMP III Equity Holdings, LLC	835,913.312693498	$2,700,000	Cash
CCSD II, L.P. and related entities	417,956.656346749	$1,350,000	Cash
Clnritas Capital Specialty Debt Fund L.P.	417,956.656346749	$1,350,000	Cash
Clay Whitson	30,959.752321981	$100,000	Cash

Totals	3,095,975.232198140	$10,000,000

ACKNOWLEDGED and AGREED

i3 VERTICALS, LLC
/s/ Clay Whitson
Clay Whitson, Chief Financial Officer

i3 VERTICALS, LLC
(A Delaware Limited Liability Company)
$10,000,000 Class A Units of Limited Liability Company Interest

Class A Units of limited liability company interest (the "Units") are offered hereby in i3 Verticals, LLC, f/k/a Charge Payment, LLC (the "Company"), a Delaware limited liability company engaged in the business of processing electronic payments and developing software systems that support payment processing. At the closing of this offering, one Unit will be issued to investors (the "Investors") for each $3.23 invested in the Company.

__________________________
THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK.
__________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITY NOR HAS ANY SUCH SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR THE ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

June 30, 2016

i3 VERTICALS, LLC

INSTRUCTIONS

If, after you have carefully considered the information that has been provided to you concerning the Company, you decide to subscribe for Units in the Company, please follow the instructions below. The information requested in the Subscription Agreement and related documents is necessary to establish exemptions from registration of the offer and sale of the Units under federal and state securities laws.

The Subscription Agreement included herein (the "Subscription Agreement") must be completed and executed correctly and delivered to the Company on or before June 30, 2016. It is suggested that subscribers make and retain copies of the completed Subscription Agreement. The information provided by subscribers is confidential and will not be reviewed by anyone other than the Company and its affiliates and their counsel and agents, except as may be required by applicable law or legal process. Authorized representatives of entity subscribers should initial their answer to each of the questions in Section 5.1(e) of the Subscription Agreement.

The Company reserves the right to accept or reject any subscription, in whole or in part, and to terminate this offering at any time. This offering will terminate on June 30, 2016.

Subscription Agreement. Subscribers must date, complete and execute a Subscription Agreement. Carefully review the entire Subscription Agreement, including the representations, acknowledgments and agreements contained therein and complete and sign the signature page of the Subscription Agreement.

Delivery of Subscription Agreement. Each subscriber should return a completed and signed Subscription Agreement on or before the June 30, 2016 to:

Kathryn R. Agnew
i3 Verticals, LLC
40 Burton Hills Boulevard, Suite 415
Nashville, Tennessee 37215

Additional Information. Upon request to the address above, the Company will provide to you and your representatives and advisers an opportunity to ask questions and receive answers concerning the terms and conditions of the Subscription Agreement and to obtain additional information that the Company may possess or can obtain without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to you.

i3 VERTICALS, LLC

SUBSCRIPTION AGREEMENT

Pursuant to this Subscription Agreement (this "Agreement"), i3 Verticals, LLC, a Delaware limited liability company (the "Company"), and you ("you" and "your" shall refer to the undersigned investor) hereby agree as follows:

1.    Subscription. You are subscribing to acquire securities issued by the Company that are defined as "Class A Units" in the Third Amended and Restated Limited Liability Company Agreement of the Company, as amended, (the "Units"). You hereby acknowledge that you have read and understand that your rights as an investor of the Units will be governed by the terms and conditions set forth in this Agreement. The Company may accept or reject your subscription in whole or in part, in its sole discretion. This offering will terminate on the Closing Date (as defined below).

2.    Subscription to the Units. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the respective patties contained herein:

(a)    The Company agrees to issue to you, and you irrevocably subscribe for Units in the number set forth on the signature page to this Agreement;

(b)    The following consideration is provided to acquire the Units ( check all that apply):

x	Cash in the amount of $1,350,000

Cancellation of that 10% Subordinated Promissory Note, dated February 14, 2014, in the principal amount of $3,000,000 (the "Note") in the amount of $__________;

To the extent of the cancellation of the Note that is indicated above, the Company's obligations to you under the Note will be deemed paid in full upon the delivery of the Units on the Closing Date; and

(c)    The Company agrees that you shall be hokier of the Units, upon the terms and conditions, and in consideration of your Agreement to be bound by the terms and provisions of this Agreement. Subject to the terms and conditions hereof and thereof, your obligation to subscribe and pay for the Units as described in this Section 2 shall be complete and binding upon the execution and delivery of this Agreement by you and its acceptance by a duly authorized representative of the Company.

3.    Closing Date. The closing of your investment in the Units shall take place on ___June 30, 2016 (the "Closing Date"). On the Closing Date, and upon satisfaction of the conditions set out in Section 4 of this Agreement, the Units will be issued to you.

4.    Conditions Precedent to the Company's Obligations. The obligations of the Company to issue to you the Units at the Closing shall be subject to the fulfillment (or waiver by the Company) prior to or at the time of the Closing, of the following conditions:

(a)    Representations and Warranties. The representations and warranties made by you in Section 5 shall be true and correct when made and at the lime of the Closing.

(b)    Performance. You shall have duly performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by you prior to or at the time of the Closing.

5.    Representations and Warranties of the Investor.

5.1.    The Representations and Warranties. You represent and warrant to the Company that each of the following statements is true and correct:

(a)     Accuracy of Information. All of the information provided by you to the Company in connection with this investment, including but not limited to any Investor Questionnaire, which responses and representations are incorporated herein by reference and made a part of this Agreement, is true, correct and complete in all respects. Any other information you have provided to the Company about you is correct and complete as of the date of this Agreement.

(b)    Advice. You have either consulted your own investment adviser, attorney or accountant about the investment and proposed investment in the Units and its suitability to you or chosen not to do so, despite the recommendation of that course of action by the Company.

(c)    Subscription Agreement. You understand the risks of, and other considerations relating to, an investment in the Units and the governing provisions of the Third Amended and Restated Limited Liability Company Agreement dated January 15, 2014, as amended (the "Limited Liability Company Agreement"). You have been given access to, and prior to the execution of this Agreement you were provided with an opportunity to ask questions of, and receive answers from, the Company or any of its principals concerning the terms and conditions of the offering of the Units, and to obtain any other information which you and your investment representative and professional advisors requested with respect to the Company, its operations and other matters related to the Company and your investment in the Company in order to evaluate your investment and verify the accuracy of all information furnished to you regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory by you.

(d)    Accredited Investor. You are an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and have provided the Company with information concerning the basis for your accredited investor status.

(e)    Suitability Statements, Supplemental Data and Foreign Ownership. The truth, correctness and completeness of the following information supplied by you is warranted pursuant to Section 5.1(a) above. You recognize that you may be required to confirm the following information at a later date or provide additional information for compliance purposes upon request. PLEASE INITIAL TO THE LEFT OF EACH APPLICABLE STATEMENT:

You arc a corporation, a Massachusetts or similar business trust, a partnership or limited liability company, in each case not formed or operated for the specific purpose of acquiring the Units and in each case with total assets in excess of $5,000,000; or

✓
You are an entity as to which all the equity owners are accredited investors within the meaning of Rule 50l(a) of Regulation D promulgated under the Securities Act. The Company, in its sole discretion, may request information regarding the basis on which such equity owners arc accredited.

PLEASE INITIAL TO THE LEFT OF EACH APPLICABLE STATEMENT:

•	True ✓ False___ You (i) were not formed, and (ii) are not being utilized, primarily for the purpose of making an investment in the Company.

•
True___ False ✓ You are (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to Title I of ERlSA, (ii) a "plan" (as defined in Section 4975(e)(l) of the Code, including without limitation, an individual retirement account), whether or not subject to Section 4975 of the Code, (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in such entity or (iv) an entity that otherwise constitutes a "benefit plan investor" within the meaning of the Department of Labor Regulation, 29 C.F.R. Section 2510.3-101 (the "Plan Assets Regulation"), including but not limited to, an insurance company general account, an insurance company separate account, a collective investment fund or a governmental plan (whether foreign or domestic), a plan maintained by a foreign corporation (each of (i), (ii), (iii) or (iv), a "Benefit Plan Investor").

Disclosure of Foreign Ownership.

•	True___ False ✓ You are an entity organized under the laws of a jurisdiction other than those of the United Stales or any state, territory or possession of the United States (a "Foreign Entity").

•
True___ False ✓ You are a corporation or limited liability company of which, in the aggregate, more than one-fourth of the equity capital is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign Partnerships (as defined below) (a "Foreign Corporation").

•	True___ False ✓ You control or are an entity controlled by, any of the entities listed above.

(f)    Transfers and Transferability. You understand and acknowledge that the Units have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, the Units are "restricted securities" as defined by Ruic 144 under the Securities Act and cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. You also understand that sales or transfers of the Units are further restricted by the provisions of the Limited Liability Company Agreement.

You represent and warrant that you are acquiring the Units for the purpose of investment and not with a view to the resale or distribution thereof. You represent and warrant further that you have no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Units for which you hereby subscribe (in whole or in part); and you represent and warrant that you have no present plans to enter into any such contract, undertaking, agreement or arrangement.

You understand that the Units cannot be sold or transferred without the prior written consent of'the Company, which consent may be withheld in its sole and absolute discretion, or otherwise as expressly permitted by the Limited Liability Company Agreement. You understand that the Units will be illiquid and that there is no public market for the Units. You are aware and acknowledge that, because of the substantial restrictions on the transferability of the Units, it may not be possible for you to liquidate your investment in the Company readily, even in the case of an emergency.

(g)    Residence. You maintain your domicile at the address shown on the signature page of this Agreement and you are not merely transient or temporarily a resident there.

(h)    Awareness of Risks: Taxes. You represent and warrant that you are aware that the Units involve a high degree of risk of loss and that there is no assurance of any income from your investment. You further represent that you are relying solely on your own conclusions or the advice of your own counsel or investment representative with respect to tax aspects of any investment in the Company and that any disposition of the Units may result in unfavorable tax consequences to you.

(i)    Power, Authority; Valid Agreement. (i) You have all requisite power and authority to execute, deliver and perform your obligations under this Agreement and the Limited Liability Company Agreement and to subscribe for and acquire the Units; (ii) your execution of this Agreement and the Limited Liability Company Agreement has been authorized by all necessary action on your behalf; and (iii) this Agreement and the Limited Liability Company Agreement are each valid, binding and enforceable against you in accordance with their respective terms.

(j)    No Conflict; No Violation. The execution and delivery of this Agreement and the Limited Liability Company Agreement by you and the performance of your duties and obligations hereunder and thereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under (A) any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to you, (B) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which you or any of your affiliates is a party or by which you or any of them is bound or to which your or any of their properties are subject; (ii) do not require any authorization or approval under or pursuant to any of the foregoing; and (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which you or any of your affiliates is subject.

(k)    No Litigation. There is no litigation, investigation or other proceeding pending or, to your knowledge, threatened against you or any of your affiliates which, if adversely determined, would adversely affect your financial condition or your ability lo perform your obligations under this Agreement or the Limited Liability Company Agreement,

(l)    Consents. No consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on your part is required for the execution and delivery of this Agreement or the Limited Liability Company Agreement by you or the performance of your obligations and duties hereunder or thereunder.

(k)    Documents. You acknowledge you have received a copy of, and have previously executed and agreed to be bound by, that certain Limited Liability Company Agreement of i3 Verticals, LLC, dated effective as of January 15, 2014, by and among the members therein named, and as amended.

(I)    Security Agreement. You acknowledge you have received a copy of the LLC Interests Security Agreement ("Security Agreement") and hereby subject the Units to the Security Agreement. You acknowledge that the Units will be subject to a security interest and, in the event of a default by the Company, such security interest may be executed on and the Units may be transferred to the holder of the security interest.

5.2.    Survival of Representations and Warranties. All representations and warranties made by you in Section 5.1 of this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation al any time made by or on behalf of the Company and the issue and sale of the Units.

5 .3.    Reliance. You acknowledge that your representations, warranties, acknowledgments and agreements in this Agreement will be relied upon by the Company in determining your suitability as an investor in the Units.

5.4.    Further Assurances. You agree to provide, if requested, any additional information that may be requested or required to determine your eligibility to invest in the Units.

5.5.    Indemnification. You hereby agree to indemnify the Company and its affiliates and lo hold each of them harmless from and against any loss, damage, liability, cost or expense, including reasonable attorney's fees (collectively, a "Loss"), in connection with or arising out of a breach of representation, warranty or agreement by you, whether contained in this Agreement or any other document provided by you to the Company in connection with your investment in the Units. You hereby agree to indemnify the Company and its affiliates and to hold them harmless against all Loss arising out of the sale or distribution of the Units by you in violation of the Securities Act or other applicable law or any misrepresentation or breach by you with respect to the matters set forth in this Agreement. The indemnification obligations provided herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Company and the issue and sale of the Units and shall be in addition to any liability you may otherwise have. Notwithstanding any provision of this Agreement, you do not waive any right granted to you under any applicable securities laws.

6.    Certain Agreements and Acknowledgments of the Investor. You understand, agree and acknowledge that:

(a)    Acceptance. Your subscription for the Units contained in this Agreement may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion. No subscription shall be accepted or deemed to be accepted until (i) you fulfill the conditions of this Agreement and (ii) your receipt of a returned and signed copy of this Agreement indicating that the Company has accepted your subscription for the Units offered herein.

(b)    lrrevocability. Except as provided under applicable slate securities laws, this subscription is and shall be irrevocable, except that you shall have no obligations hereunder if this subscription is rejected or the offering is cancelled for any reason.

(c)    No Recommendation. No foreign, federal, or state authority has made a finding or determination as to the fairness of investment of the Units and no foreign, federal or stale authority has recommended or endorsed or will recommend or endorse this offering.

(d)    No Transfer. You will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothccate or otherwise dispose of all or any part of the Units or any interest therein (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Units) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, with any applicable state or other securities laws and with the terms of the Limited Liability Company Agreement.

(e)    Update Information. If there should be any change in the information provided by you to the Company (whether pursuant to this Agreement or otherwise) prior to your investment in the Units, you will immediately furnish such revised or corrected information to the Company.

(f)    Reliance on Information. You have not received any representations or warranties from the Company or its affiliates, agents or representatives and, in making th is investment decision, are relying solely on your own personal knowledge, your own investigations and the information provided to you at your request, which has been comprised of financial information regarding the Company, including financial statements and excerpts from documents governing our indebtedness that contain financial covenants to which the Company is subject. None of the Company or its affiliates, agents or representatives is guaranteeing the profitability of the Company or that any return will be produced for you. You acknowledge the speculative nature of an investment in the Company and that the investment is subject to loss if the Company is unsuccessful.

(g)    Confidentiality. Unless required by law, you shall not disclose or use any confidential non-public information related to the Company, including but not limited to financial statements and excerpts from documents governing our indebtedness that contain financial covenants to which the Company is subject, provided that you may disclose such information to any of your advisors, attorney and accountants, if such advisor, attorney and/or accountant shall have agreed to be bound by this provision.

7.    Repurchase Right. You agree that, if any of the representations and warranties made in this Subscription Agreement shall be false or a material fact necessary to make them not materially misleading is omitted, the Company may, but is not obligated to, require you to sell your Units to the Company or any of its affiliates for an amount equal to your investment in such Units pursuant to this Subscription Agreement.

8.    General Contractual Matters.

8.1.    Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of you and the Company.

8.2.    Assignment. You agree that neither this Agreement nor any rights which may accrue to you hereunder may be transferred or assigned.

8.3.    Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by facsimile, or when mailed, first-class postage prepaid, (a) if to you, to you at the address or fax number set forth below your signature, or to such other address or fax number as you shall have furnished to the Company in writing, and (b) if to the Company, to i3 Verticals, LLC, Attn: Kathryn R. Agnew, 40 Burton Hills Boulevard, Suite 415, Nashville, Tennessee 37215, kagnew@i3verticals.com, or to such other address or addresses, or facsimile number or numbers, as the Company shall have furnished to you in writing, provided that any notice to the Company shall be effective only if and when received by the Company.

8.4.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO PRINClPLES OF CONFLICT OF LAWS (EXCEPT INSOFAR AS AFFECTED BY THE SECURITIES OR "BLUE SKY" LAWS OF THE STATE OR SIMILAR JURISDICTION IN WHICH THE OFFERING DESCRIBED HEREIN HAS BEEN MADE TO YOU).

8.5.    Descriptive Heading. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

8.6.    Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

8.7.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

8.8.    Joint and Several Obligations. If you consist of more than one Person, this Agreement shall consist of the joint and several obligation of all such Persons.

8.9.    Fiduciary Duty Claims. You hereby waive, and release the Company from, any cause of action for breach of fiduciary duty on the part of the Company that you might claim as a result of your being unable to sell or otherwise transfer your Units, or as a result of any dilution of your interest as a member as a result of the sale of additional authorized Units after the closing of the offering of the Units in which you subscribe.

8.10.    Consent to Representation. You hereby consent to the current and future representation by Waller Lansden Dortch & Davis, LLP ("WLDD"), of (a) the Company with respect to the offering of Units and (b) the Company and its affiliates with respect to other activities. You represent and warrant that you understand and acknowledge the different interests involved in WLDD's representation of the Company and its affiliates.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be executed on June 30, 2016.

Claritas Capital Specialty Debt Fund, L.P.

By:	/s/ R. Burton Harvey
Title:	Managing Partner

The above named Investor hereby subscribes for 4l7,956.656346749 Units.

AGREED AND ACCEPTED TO ON JUNE 30, 2016, AS TO 417,956.656346749 UNITS.

i3 Verticals, LLC

By:	/s/ Clay Whitson
Clay Whitson, Chief Financial Officer

[Signature Page to Subscription Agreement]